UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     November 16, 2017

HENNESSY ADVISORS, INC.

(Exact name of registrant as specified in its charter)

California	001-36423	68-0176227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7250 Redwood Blvd., Suite 200 Novato, California		94945
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code:    (415) 899-1555

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 16, 2017, Hennessy Advisors, Inc. (the “Company”) entered into a Second Amendment to Term Loan Agreement (the “Amendment”), by and between the Company, U.S. Bank National Association, as administrative agent (in such capacity, “Agent”) and as a lender, and California Bank & Trust, as a lender, that amended the Term Loan Agreement, dated as of September 17, 2015, by and between the Company, U.S. Bank National Association, as Agent and as a lender, and California Bank & Trust, as syndication agent and as a lender (the “Loan Agreement”), as amended by the First Amendment to Term Loan Agreement, dated as of September 19, 2016 (the “First Amendment”).

The Amendment revised the definition of “Consolidated Excess Cash Flow” to exclude consideration paid in cash in connection with a permitted acquisition, except to the extent paid with proceeds of an equity or debt offering, as well as to retroactively waive the requirement of the Company to make an excess cash flow loan prepayment following the completion of the financial statement audit for fiscal year 2016.  In addition, the Amendment also revised the excess cash flow loan prepayment provision to provide that the Company is only required to make an annual excess cash flow prepayment if the Company’s consolidated debt to consolidated earnings before interest, taxes, depreciation, and amortization ratio (excluding, among other things, certain non-cash gains and losses) is greater than 1.00 to 1.00.  Finally, the Amendment included covenant revisions with respect to anti-corruption laws, sanctions, and anti‑money laundering laws.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment filed herewith as Exhibit 99.1 and incorporated herein by reference.  Complete copies of the Loan Agreement and the First Amendment are incorporated by reference herein from Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 23, 2015, and Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 23, 2016, respectively.

Item 9.01.                          Financial Statements and Exhibits

The exhibit listed in the exhibit index below is filed under Item 1.01 of this Current Report on Form 8-K.

EXHIBIT INDEX

Exhibit	Description

99.1	Second Amendment to Term Loan Agreement, by and between Hennessy Advisors, Inc., U.S. Bank National Association, and California Bank & Trust, dated November 16, 2017.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENNESSY ADVISORS, INC.

November 20, 2017                                                                                          By:            /s/ Daniel Steadman
Daniel Steadman
 Executive Vice President

4